UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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Vote Online
• Go to www.investorvote.com/exxonmobil
or scan the QR code
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Exxon Mobil Corporation Shareholder Meeting to be Held on May 30, 2018

Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, summary annual report, executive compensation overview, energy and carbon summary and financial booklet are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/exxonmobil.
Step 2: Click on the link to view current meeting materials.
Step 3: Return to www.investorvote.com/exxonmobil and follow the instructions to log in.
Step 4: Select your delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 16, 2018.

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Exxon Mobil Corporation’s Annual Meeting of Shareholders will be held on Wednesday, May 30, 2018 at Morton H. Meyerson Symphony Center, 2301 Flora Street, Dallas, Texas 75201, at 9:30 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Directors recommend a vote FOR all the nominees:

1.	Election of Directors (page 15)

The Directors recommend a vote FOR proposal items 2 and 3:

2.	Ratification of Independent Auditors (page 25)
3.	Advisory Vote to Approve Executive Compensation (page 26)

The Directors recommend a vote AGAINST shareholder proposal items 4 through 7:

4.	Independent Chairman (page 54)
5.	Special Shareholder Meetings (page 55)
6.	Board Diversity Matrix (Page 56)
7.	Report on Lobbying (page 58)

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must access and view the proxy materials and vote online. Alternatively, you may request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting in person, please bring this Notice with you.

ADMISSION: This Notice will admit shareholder. Ticket for one guest can be requested at Admissions desk at the annual meeting. Valid admission ticket and government-issued picture identification are required for shareholder and guest.

For safety and security reasons, cameras, smartphones, recording equipment, electronic devices, computers, large bags, briefcases, packages, and firearms or other weapons will not be permitted in the building.

DIRECTIONS: Directions to the Exxon Mobil Corporation 2018 annual meeting are available at the back of the proxy statement, which can be viewed at www.investorvote.com/exxonmobil.

Small steps make an impact. Help the environment by consenting to receive electronic delivery of materials.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
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Internet – Go to www.investorvote.com/exxonmobil. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Outside of the USA, US territories and Canada, please use the Internet or Email option.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Exxon Mobil Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 16, 2018.

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It is important that you VOTE Please join your fellow stockholders and vote today.

Questions & Answers

Why am I receiving this Notice of Internet Availability?

Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials including lowering your company’s costs, and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow

What if I still prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost. Refer to the “Before You Vote” section of the Notice for further instructions.

Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice?

Yes, you may request to receive proxy materials for all future meetings by e-mail. Follow the simple online instructions at www.proxyvote.com.

How can I vote my shares?

Refer to the “How to Vote” section of the Notice for further instructions.

For more information please visit,
www.sec.gov/spotlight/proxymatters/e-proxy.shtml